UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 16, 2011
REGENERX BIOPHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15070	52-1253406

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15245 Shady Grove Road, Suite 470, Rockville, MD	20850

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 208-9191

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On March 14, 2011, RegeneRx Biopharmaceuticals, Inc. (the “Company”) received notice from the U.S. Food and Drug Administration that the Company’s Phase 2 clinical trial of its product candidate RGN-352, for the treatment of acute myocardial infarction, had been placed on clinical hold due to compliance issues at the Company’s contract manufacturer. On March 16, 2011, the Company issued a press release with respect to this matter, the full text of which is attached as Exhibit 99.1 hereto and is incorporated by reference in this report.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 16, 2011

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.

Date: March 16, 2011
	By:	/s/ C. Neil Lyons
	Name:	C. Neil Lyons
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release dated March 16, 2011